As filed with the Securities and Exchange Commission on April 12, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A
AMENDMENT NO. 1 TO

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09094

Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)

150 South Fifth Street, Suite 1700, Minneapolis, Minnesota 55402
(Address of principal executive offices) (Zip code)

John Mueller, Leuthold Weeden Capital Management
150 South Fifth Street, Suite 1700, Minneapolis, Minnesota 55402
(Name and address of agent for service)

1-612-332-9141
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2022

Explanatory Note
On December 7, 2022, the undersigned registrant filed its Certified Shareholder Report on Form N-CSR for the fiscal year ended September 30, 2022.  The registrant hereby amends the original Certified Shareholder Report on Form N-CSR by filing as part of Exhibit 13(a)(4), “Change in the registrant’s independent public accountant,” the letter from the former accountant stating that it is in agreement with the statements contained in the second and third paragraphs of Item 13(a)(4) as included on page 87 of the original N-CSR filing, and that it has no basis to agree or disagree with other statements of the registrant contained therein (the “Former Accountant Letter”).
This amendment does not reflect events occurring after the filing of the original Certified Shareholder Report on Form N-CSR and, other than adding the above-referenced Exhibit, does not modify or update the disclosures in the original Certified Shareholder Report on Form N-CSR in any way.
Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed previously.

(2)  A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.
 (4) Change in the registrant’s independent public accountant.  Filed previously as to statements by registrant, with the Former Accountant Letter filed herewith.
(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Leuthold Funds, Inc.

By (Signature and Title)  /s/ John Mueller
  John Mueller, President/Principal Executive Officer

Date April 12, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this amended report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By (Signature and Title)  /s/ John Mueller
  John Mueller, President/Principal Executive Officer

Date April 12, 2023

By (Signature and Title)  /s/ Glenn Larson
  Glenn Larson, Treasurer/Principal Financial Officer

Date April 12, 2023